UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 8, 2006
BioScrip, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28740 (Commission File Number)	05-0489664 (IRS Employer Identification No.)

100 Clearbrook Road, Elmsford, New York (Address of Principal Executive Offices)	10523 (Zip Code)
Registrant’s telephone number, including area code (914) 460-1600

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry Into a Material Definitive Agreement.
     On August 8, 2006, BioScrip, Inc. (“BioScrip”) entered into a letter agreement with Anthony Zappa, BioScrip’s Executive Vice President, providing Mr. Zappa with severance payment protection in the event he is terminated other than for “Cause” (as defined in the agreement) or he terminates his employment for “Good Reason” (as defined in the agreement). If at any time Mr. Zappa is terminated other than for Cause or if he terminates his employment with the Company (or any successor) for “Good Reason,” (i) he is entitled to receive severance payments equal to one (1) year of salary at his then current salary level, payable in accordance with BioScrip’s then applicable payroll practices and subject to all applicable federal, state and local withholding, and (ii) all outstanding securities contemplated to be issued under the terms of BioScrip’s 2001 Incentive Stock Plan granted to him and held by him at the time of termination shall vest and become immediately exercisable and shall otherwise be exercisable in accordance with their terms and conditions. If Mr. Zappa’s employment with BioScrip is terminated for any reason whatsoever, whether by BioScrip or him, BioScrip would not be liable for, or obligated to pay him, any stock or cash bonus compensation, incentive or otherwise, or any other compensation contemplated by the letter agreement not already paid or not already accrued as of the date of such termination, and no other benefits shall accrue or vest subsequent to such date.
The foregoing summary is qualified in its entirety by reference to the complete text of the letter agreement, a copy of which is filed with this report as Exhibit 10.1.
Item 2.02 Results of Operations and Financial Condition.
     On August 8, 2006, BioScrip, Inc. issued a press release reporting its financial results for the three and six months ended June 30, 2006. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits. The following information is furnished as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit
10.1	Severance Letter Agreement between BioScrip, Inc. and Anthony Zappa.
99.1	Press Release dated August 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: August 9, 2006	BIOSCRIP, INC.

	By:	/s/ Stanley Rosenbaum

Stanley Rosenbaum,
Chief Financial Officer

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